UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2025

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering

On March 31, 2025, Surf Air Mobility, Inc. (the “Company”) entered into a securities purchase agreement with an investor (the “Purchase Agreement”) relating to the offering and sale in a registered direct offering (the “Offering”) of an aggregate of 1,860,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at an offering price of $2.50, and pre-funded warrants to purchase up to 140,000 shares of Common Stock (the “Pre-Funded Warrants”), at an offering price of $2.4999 . The Offering closed on April 1, 2025 (the “Closing Date”).

The Company received gross proceeds from the Offering of approximately $5 million before deducting placement agent fees and estimated offering expenses.

The Shares and Warrants are being offered and sold to the public pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-284845) initially filed with the Securities and Exchange Commission (the “Commission”) on March 21, 2025 and declared effective on March 26, 2025. A prospectus supplement relating to the Offering was filed with the Commission on April 1, 2025 (the “Prospectus Supplement”).

We also issued warrants (the “Placement Agent Warrants”) to purchase up to 100,000 shares of Common Stock to H.C. Wainwright & Co., LLC (the “Placement Agent”) (including its designees). The Placement Agent Warrants have an exercise price equal to $3.125 per share and are exercisable for five years from the commencement of sales in the Offerings. The shares of our Common Stock issuable upon the exercise of the Placement Agent Warrants were also registered pursuant to the Prospectus Supplement.

Pursuant to an engagement letter dated as of March 18, 2025, between the Company and the “Placement Agent, the Company agreed to pay the Placement Agent a total cash fee equal to 7.0% of the aggregate gross proceeds from the Offering. The Company also agreed to issue to the Placement Agent or its designees warrants to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $3.125 per share, and to pay the Placement Agent up to $50,000 of legal counsel and $15,950 for other out-of-pocket and clearing expenses. The Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. In addition, until 45 days after the Closing Date (the “Restricted Period”), the Company has agreed not to offer, sell, contract to sell, hypothecate, pledge, otherwise dispose of, or enter into a transaction which might result in the disposition of any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company. The Company agreed to indemnify the Placement Agent against certain liabilities relating to or arising out of the Placement Agent’s activities under the engagement letter and to contribute to payments that the Placement Agent may be required to make in respect of such liabilities.

The foregoing descriptions the Purchase Agreement, Pre-Funded Warrants and Placement Agent Warrants are qualified in their entirety by reference to the full text of the forms of Purchase Agreement, Pre-Funded Warrant and Placement Agent Warrant, copies of which are filed as Exhibits 10.1, 10.2, 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The Company notes that the representations, warranties and covenants made by the Company in any agreement that is filed as an exhibit to any document that is incorporated by reference in the Prospectus Supplement or the accompanying base prospectus were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any stockholder or potential stockholder of the Company other than the parties thereto. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

The Prospectus Supplement relating to the Offering was filed with the Commission and is available on the Commission’s web site at http://www.sec.gov. Copies of the Prospectus Supplement may also be obtained from the web site maintained by the Placement Agent, and the

Placement Agent may distribute the Prospectus Supplement electronically.

An opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Shares and the shares issuable pursuant to the Warrants is filed as Exhibit 5.1.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description
5.1	Opinion of Gibson, Dunn & Crutcher LLP
10.1	Form of Securities Purchase Agreement

10.2	Form of Pre-Funded Warrant
10.3	Form of Placement Agent Warrant
23.1	Consent of Gibson, Dunn & Crutcher, LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: April 1, 2025	By:	/s/ Deanna White
	Name:	Deanna White
	Title:	Chief Executive Officer